SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                  July 7, 1998
                        (Date of earliest event reported)


                                   AMTRAN, INC.
            (Exact name of registrant as specified in its charter)


     INDIANA                       000-21642                   35-1617970
(State or Other                (Commission File             (IRS Employer
Jurisdiction                        Number)             Identification Number)
of Incorporation)

                7337 West Washington Street, Indianapolis, Indiana


                                     46231
                                   (Zip Code)


                                (317) 247-4000
             (Registrant's telephone number, including area code)

                                      None
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  Attached as Exhibit 99(c) to this report is the Amtran, Inc. regular monthly traffic press release. This release, dated July 7, 1998, announces its June traffic.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             Amtran, Inc.
                                             (Registrant)



Date:  July 7, 1998                   By:    Kenneth K. Wolff
                                               (Signature)


                                      Name:  Kenneth K. Wolff

                                      Title: Executive Vice President and
                                             Chief Financial Officer

                               EXHIBIT INDEX


Exhibit           Description                                             Page

99(c)             Press Release dated July 7, 1998.                         6

                                Exhibit 99(c)

                                       Media Contact:  Mary Cochran 317/240-7473
                                       Investor Relations Contact: Kim Wick
                                                                   317/240-7602

              ATA REPORTS 21% INCREASE IN JUNE SCHEDULED SERVICE TRAFFIC
                              Overall Traffic Up 10.7%

INDIANAPOLIS, IN July 7, 1998 -- American Trans Air, Inc. (ATA), the principal subsidiary of Amtran, Inc. (Nasdaq/NNM: "AMTR"), today reported its June 1998 traffic results.

System-wide  for June 1998,  compared with a year ago:  revenue  passenger miles
(RPMs) increased 10.7% to 840.2 million; available seat miles (ASMs) increased 11.8% to 1.2 billion; and total block hours flown increased 12.5% to 13,636 while flying the same number of aircraft as the prior year.

In scheduled service for June 1998, as compared with June 1997: RPMs increased 21.0% to 553.2 million; and ASMs increased 16.5% to 695.7 million; passenger load increased 2.9 points to 79.5%.

In charter service: ASMs increased 5.7% to 479.8 million; and block hours flown decreased 0.8% to 4,159 in June 1998 as compared with June 1997.

"We are very pleased to have ended the second quarter with a strong June," commented John Tague, Amtran's President and Chief Executive Officer. "In scheduled service we increased traffic 21% and also improved our load factor to 79.5%, a record for any June since the Company became public in 1993."

ATA, in its 25th year, operates a fleet of 45 aircraft, including Boeing 727s, Boeing 757s and Lockheed L-1011s, which is supported by the Company's own maintenance and engineering facilities in Indianapolis and Chicago-Midway and maintenance support stations worldwide. Amtran's common stock trades on the NASDAQ Stock Market under the symbol "AMTR."
                                     -more-

Amtran Reports June Traffic                                               Page 2

The following are the carrier's June and year-to-date traffic figures for 1998 and 1997:

System-wide                                          June             June
                                                    1998              1997            Change
                                               ----------------  ----------------  -------------
Total
Revenue passenger miles (000s)                         840,174           758,761          10.7%
Available seat miles (000s)                          1,178,554         1,054,244          11.8%
Revenue passengers carried                             526,271           445,425          18.2%
Average passenger trip length (miles)                    1,596             1,703          -6.3%
Block hours flown                                       13,636            12,123          12.5%

Charter Service
Revenue passenger miles (000s)                         285,680           300,020          -4.8%
Available seat miles (000s)                            479,773           453,805           5.7%
Revenue passengers carried                             133,988           135,753          -1.3%
Average passenger trip length (miles)                    2,132             2,210          -3.5%
Block hours flown                                        4,159             4,191          -0.8%

Scheduled Service
Revenue passenger miles (000s)                         553,204           457,371          21.0%
Available seat miles (000s)                            695,669           597,002          16.5%
Passenger load factor                                    79.5%             76.6%        2.9 pts
Revenue passengers carried                             391,504           309,028          26.7%
Average passenger trip length (miles)                    1,413             1,480          -4.5%
Block hours flown                                        9,444             7,902          19.5%

Sub-service
Block Hours
Block hours flown                                           33                30          10.0%

                                               Year-to-date       Year-to-date
                                                    1998              1997            Change
Total
Revenue passenger miles (000s)                       4,893,832         4,415,417          10.8%
Available seat miles (000s)                          6,870,936         6,090,142          12.8%
Revenue passengers carried                           3,175,401         2,750,826          15.4%
Average passenger trip length (miles)                    1,541             1,605          -4.0%
Block hours flown                                       79,895            65,672          21.7%

Charter Service
Revenue passenger miles (000s)                       1,993,870         2,337,010         -14.7%
Available seat miles (000s)                          3,048,088         3,349,969          -9.0%
Revenue passengers carried                           1,033,611         1,275,439         -19.0%
Average passenger trip length (miles)                    1,929             1,832           5.3%
Block hours flown                                       26,407            30,439         -13.2%

Scheduled Service
Revenue passenger miles (000s)                       2,791,942         2,070,657          34.8%
Available seat miles (000s)                          3,648,340         2,723,608          34.0%
Passenger load factor                                    76.5%             76.0%        0.5 pts
Revenue passengers carried                           2,073,631         1,469,860          41.1%
Average passenger trip length (miles)                    1,346             1,409          -4.5%
Block hours flown                                       51,610            35,001          47.5%

Sub-service
Block hours flown                                        1,877              232`         709.1%

                                                            -more-

Amtran Reports June Traffic                                               Page 3

ATA Connection (Contract Commuter)                  June              June
Scheduled Service                                   1998              1997             Change
                                              -----------------  ----------------   --------------
Revenue passenger miles (000s)                           2,826             2,019            40.0%
Available seat miles (000s)                              4,475             3,285            36.2%
Passenger load factor                                    63.2%             61.5%          1.7 pts
Revenue passengers carried                              16,413            10,662            53.9%
Average passenger trip length (miles)                      172               189            -9.0%
Block hours flown                                        1,340             1,079            24.2%

                                                Year-to-date      Year-to-date
                                                    1998              1997             Change
                                              -----------------  ----------------   --------------
Revenue passenger miles (000s)                          14,234             6,046           135.4%
Available seat miles (000s)                             25,218             9,856           155.9%
Passenger load factor                                    56.4%             61.3%         -4.9 pts
Revenue passengers carried                              80,785            31,573           155.9%
Average passenger trip length (miles)                      176               191            -7.9%
Block hours flown                                        7,525             3,129           140.5%

ATA Jet Operations                                  June              June
Total                                                 1998            1997             Change
                                              -----------------  ----------------   --------------
Revenue passenger miles (000s)                         837,348           756,742            10.7%
Available seat miles (000s)                          1,174,079         1,050,959            11.7%
Revenue passengers carried                             509,858           434,763            17.3%
Average passenger trip length (miles)                    1,642             1,741            -5.7%
Block hours flown                                       12,296            11,044            11.3%

Charter Service
Revenue passenger miles (000s)                         285,680           300,020            -4.8%
Available seat miles (000s)                            479,773           453,805             5.7%
Revenue passengers carried                             133,988           135,753            -1.3%
Average passenger trip length (miles)                    2,132             2,210            -3.5%
Block hours flown                                        4,159             4,191            -0.8%

Scheduled Service
Revenue passenger miles (000s)                         550,378           455,352            20.9%
Available seat miles (000s)                            691,194           593,717            16.4%
Passenger load factor                                    79.6%             76.7%          2.9 pts
Revenue passengers carried                             375,091           298,366            25.7%
Average passenger trip length (miles)                    1,467             1,526            -3.9%
Block hours flown                                        8,104             6,823            18.8%

                                                Year-to-date      Year-to-date
                                                   1998               1997             Change
Total
Revenue passenger miles (000s)                       4,879,598         4,409,371            10.7%
Available seat miles (000s)                          6,845,718         6,080,286            12.6%
Revenue passengers carried                           3,094,616         2,719,253            13.8%
Average passenger trip length (miles)                    1,577             1,622            -2.8%
Block hours flown                                       72,369            62,543            15.7%

Charter Service
Revenue passenger miles (000s)                       1,993,870         2,337,010           -14.7%
Available seat miles (000s)                          3,048,088         3,349,969            -9.0%
Revenue passengers carried                           1,033,611         1,275,439           -19.0%
Average passenger trip length (miles)                    1,929             1,832             5.3%
Block hours flown                                       26,407            30,439           -13.2%

Scheduled Service
Revenue passenger miles (000s)                       2,777,708         2,064,611            34.5%
Available seat miles (000s)                          3,623,122         2,713,752            33.5%
Passenger load factor                                    76.7%             76.1%          0.6 pts
Revenue passengers carried                           1,992,846         1,438,287            38.6%
Average passenger trip length (miles)                    1,394             1,435            -2.9%
Block hours flown                                       44,085            31,872            38.3%
